                                                                   EXHIBIT 10.51

             GUARANTEE OF LENDER'S OBLIGATIONS UNDER STANDBY CREDIT
                                    AGREEMENT

         GUARANTEE, dated as of October 22, 2003 (this "Guarantee"), from CITADEL CINEMAS, INC, a Nevada corporation (the "Guarantor"), in favor of SUTTON HILL CAPITAL, L.L.C., a New York limited liability company (the "Sutton Capital"), and its successors and assigns.

         WHEREAS, the Guarantor wishes to induce the Sutton Capital to enter into a new amendment and restatement of a certain Operating Lease (as defined below) with the Guarantor and to enter into certain related transactions; and

         WHEREAS, the Sutton Hill is unwilling to enter into the amendment and restatement of the Operating Lease and the related transactions unless the Guarantor enters into this Guarantee of the obligations of the Lender (as defined below) which is an Affiliate (as defined below) of the Guarantor to Sutton Capital under the Standby Credit Agreement (as defined below) and/or the Intercreditor Agreement (as defined below);

         NOW, THEREFORE, in order to induce Sutton Capital to enter into the new amendment and restatement of the Operating Lease and the related transactions, the Guarantor hereby agrees as follows:

                                    SECTION 1

                                  DEFINED TERMS

                              RULES OF CONSTRUCTION

1.1      DEFINITIONS

         As used in this Guarantee, capitalized terms defined in the preamble, Preliminary Statements and other Sections of this Guarantee shall have the meanings set forth therein, terms defined in Exhibit A shall have the meanings set forth therein, and capitalized terms used herein or in Exhibit A but not otherwise defined herein or in Exhibit A shall, except as otherwise provided in the Standby Credit Agreement, have the meanings set forth in the Standby Credit Agreement.

1.2      ACCOUNTING TERMS

         All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

1.3      USE OF CERTAIN TERMS

         Unless the context of this Guarantee requires otherwise, the plural includes the singular, the singular includes the plural, and "including" has the inclusive meaning of "including without limitation." The words "hereof," "herein," "hereby," "hereunder," and other similar terms of this Guarantee refer to this Guarantee as a whole and not exclusively to any particular provision of this Guarantee. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

1.4      HEADINGS AND REFERENCES

         Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Guarantee. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of this Guarantee. References to this Guarantee and any other Operative Document include this Guarantee and the other Operative Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof. A reference to any Law shall mean that Law as it may be amended, modified or supplemented from time to time, and any successor Law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Guarantee governing the assignment of rights and obligations under or the binding effect of any provision of this Guarantee.

                                    SECTION 2

                                    GUARANTEE

2.1      GUARANTEE

         Subject to the terms and conditions in this Guarantee, the Guarantor absolutely, unconditionally and irrevocably guarantees to Sutton Capital that the Lender will duly and punctually perform, comply with, and observe all Obligations as and when required in accordance with the terms thereof and subject to the conditions thereof, in each case, without regard to whether such Obligation is direct or indirect, absolute or contingent, now or hereafter existing or owing, voluntary or involuntary, created or arising by contract, operation of Law or otherwise, all to the same extent, except as otherwise specifically provided herein, as if the Guarantor were the Lender under the Standby Credit Agreement and/or under the Intercreditor Agreement; provided, however, that the foregoing limitation imposing on the Guarantor obligations hereunder as if it were the Lender under the Standby Credit Agreement (except as herein set forth) and/or under the Intercreditor Agreement shall not limit obligations of the Guarantor hereunder to the extent the limitations (including termination, disavowal, rejection or reduction) of any such obligation of the Lender results from an Insolvency or Liquidation Proceeding, and in such event the Guarantor shall be liable in respect of obligations of the Lender pursuant to the Standby Credit Agreement and/or under the Intercreditor Agreement as if no such Insolvency or Liquidation Proceeding had been initiated.

                                    -- 2 --
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2.2      GUARANTEE ABSOLUTE

         Subject to the terms and conditions of the Guarantee, including without limitation Section 2.7, this Guarantee is an absolute, unlimited and continuing guaranty of performance and payment (and not of collection) of the Obligations. This Guarantee is in no way conditioned upon any attempt to collect from the Lender or upon any other event of contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of any Operative Document, or of any term thereof or obligation thereunder.

         The obligations of the Guarantor set forth herein constitute full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties. Without limiting the foregoing, it is agreed and understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Lender shall be in default with respect to the Obligations under the terms of the Standby Credit Agreement and/or the Intercreditor Agreement and that, notwithstanding the recovery hereunder for or in respect of any given default with respect to the Obligations by the Lender under the Standby Credit Agreement and/or under the Intercreditor Agreement, this Guarantee shall remain in full force and effect said shall apply to each and every subsequent default with respect to the Obligations; but the foregoing shall not limit rights and remedies under the Standby Credit Agreement, the Intercreditor Agreement, or the Obligations hereunder.

2.3      REINSTATEMENT

         In case any Operative Document or obligation thereunder shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Lender or any of its properties in any Insolvency or Liquidation Proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected. The Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment to Sutton Capital of the Obligations or any part thereof is rescinded or must otherwise be returned by Sutton Capital upon the Insolvency or Liquidation Proceeding, as though such payment to Sutton Capital had not been made.

2.4      ENFORCEMENT

         The Guarantor shall pay all costs, expenses and damages incurred (including reasonable attorneys' fees and disbursements) in connection with the enforcement of the obligations to the extent that such costs, expenses and damages are not paid by the Lender, said in connection with the enforcement of the obligations of the Guarantor under this Guarantee.

2.5      RIGHTS OF SETOFF, ETC.

         The obligations of the Guarantor hereunder shall be subject to the same counterclaims, setoffs, deductions and defenses as would be available to the Guarantor if the Guarantor were the Lender under the Standby Credit Agreement, and/or the Intercreditor Agreement. Except as provided in the immediately preceding sentence, the obligations of the Guarantor hereunder shall not be subject to any counterclaims, setoffs, deductions or defenses (other than payment, performance or affirmative discharge, release or termination of this Guarantee by Sutton Capital) that the Guarantor may have against the Lender or any other Person, and shall remain in full

                                    -- 3 --
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force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense (except as provided in Section 4.1(b)) including (a) the amending, modifying, supplementing or terminating (by operation of law or otherwise), expressly or impliedly, of any Operative Document, or any other instrument applicable to the Lender or to its Obligations, or any part thereof; (b) any failure on the part of the Lender to perform or comply with any term of any Operative Document or any failure of any other Person (other than Sutton Capital and its Affiliates, to the extent such failure constitutes a defense to performance by the lender under the Standby Credit Agreement of its obligations thereunder) to perform or comply with any term of any Operative Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Operative Document or this Guarantee (except for any written waiver or modification of the provisions of this Guarantee signed by the parties hereto), whether or not Sutton Capital, the Lender or the Guarantor has notice or knowledge of any of the foregoing; (d) any Insolvency or Liquidation Proceeding or any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Guarantor or its properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional or substitute security or any release (whether for valuable consideration or otherwise) of any security (and the Guarantor authorizes Sutton Capital to furnish, accept or release said security); (f) any limitation on the liability or Obligations of the Lender under any Operative Document (except as expressly set forth therein) or any termination (by operation of law or otherwise), cancellation (by operation of law or otherwise), frustration or unenforceability, in whole or in part, of any Operative Document, or any term thereof or Obligation thereunder, except to the extent my such limitation, termination, cancellation, frustration or unenforceability arises in favor of the Lender thereunder based on circumstances, conditions or events which would have limited, terminated, cancelled, frustrated or rendered unenforceable the obligations of the Guarantor, if the Guarantor had been the lender under the Standby Credit Agreement; (g) any lien, charge or encumbrance on or affecting the Guarantor's or the Lender's respective assets and properties; (h) any act, omission or breach on the part of Sutton Capital or any Assignee under any Operative Document, or my other agreement at any time existing between Sutton Capital and the Lender or any other Law or other agreement applicable to Sutton Capital or any Obligation, except to the extent such act, omission or breach would have resulted in the limitation or termination of any liability of the Guarantor if the Guarantor had been the Lender under the Standby Credit Agreement and/or the Intercreditor Agreement; (i) any claim as a result of any other dealings among Sutton Capital and the Guarantor, except to the extent such act, omission or breach would have resulted in the limitation or termination of any liability of the Guarantor if the Guarantor had been the Lender under the Standby Credit Agreement and/or the Intercreditor Agreement; (j) the assignment or transfer of this Guarantee, any Operative Document (in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in any Operative Document or applicable to the Lender or the Obligations by Sutton Capital to any other Person; (k) any change in the name of Sutton Capital, the Lender or my other Person referred to herein; (l) any merger or consolidation of the Lender or the Guarantor into or with any other Person or any sale, lease or transfer of any other assets of the Lender or the Guarantor to any other Person, whether or not permitted pursuant to the terms of the Operative Documents; (m) the availability to Sutton Capital of claims against other parties

                                    -- 4 --
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with respect to the Obligations (whether or not such parties are then solvent)
or the release of any or all of such claims (whether for valuable consideration or otherwise); or (n) any change in the ownership of any shares of capital stock of or other evidences of equity interests in the Guarantor or the Lender (including any such change which results in the Lender no longer owning capital stock of, or any such interests in, the Guarantor), whether or not permitted pursuant to the terms of the Operative Documents; provided, however, that, notwithstanding the foregoing, this Guarantee shall not constitute a waiver or release by the Lender or the Guarantor of any claim of the Lender or the Guarantor which may be asserted against Sutton Capital or any other party in a separate action or proceeding, or if required by applicable Law as a compulsory counterclaim in such action.

2.6      WAIVER

         The Guarantor unconditionally waives: (a) notice of any of the matters referred to in Section 2.5 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including notice of the acceptance of this Guarantee by Sutton Capital, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under any Operative Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document, including diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default under any Operative Document, except that this shall not relieve Sutton Capital of any such obligation if and to the extent required by the terms of the Operative Documents or required by Law; (f) the occurrence of every other condition precedent to which the Guarantor or the Lender may otherwise be entitled, except as provided in any Operative Document; and (g) the right to require Sutton Capital to proceed against the Lender or any other Person liable on the Obligations, to proceed against or exhaust security held from the Lender or any other Person, or to pursue any other remedy in Sutton Capital's power whatsoever, and the Guarantor waives the right to have the property of the Lender first applied to the discharge of the Obligations.

          Sutton Capital may, at its election, exercise any right or remedy it might have against the Lender or any security held by Sutton Capital, including the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been indefeasibly paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lender or any such security, whether resulting from such election by Sutton Capital or otherwise. Except to the extent provided in the first sentence of Section 2.5 hereof, the Guarantor waives any defense arising by reason of any disability or other defense of the Lender (which may nevertheless be asserted in a separate action or proceeding against Sutton Capital or any other party), or by reason of the cessation of the liability, either in whole or in part, of the Lender to the Obligations (other than as a result of payment, performance or affirmative discharge, release or termination of this Guarantee by Sutton Capital).

                                    -- 5 --
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2.7      LIMITATIONS ON AMOUNT AND DURATION OF THIS GUARANTEE

         Notwithstanding anything herein to the contrary, the Guarantor's total obligations and liabilities of any nature under this Guarantee shall in no event exceed thirteen million dollars ($13,000,000) in the aggregate. All obligations and liabilities of any nature under this Guarantee shall terminate as of the Termination Date.

2.8      PLEDGE AGREEMENT

         This Guarantee is secured by a Pledge Agreement entered into on the date hereof by Guarantor as pledgor and Sutton Capital as pledgee.

                                    SECTION 3

                          REPRESENTATIONS & WARRANTIES

         The Guarantor represents and warrants to Sutton Capital that the following statements are true and correct in all material respects:

3.1      CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

         The Guarantor (a) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, and (b) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted.

3.2      OWNERSHIP OF GUARANTOR

         All of the Guarantor's common stock is owned beneficially and of record by the Lender or a Subsidiary of Lender.

                                    SECTION 4

                                  MISCELLANEOUS

4.1      PARTIES.

         (a) This Guarantee shall inure to the benefit of Sutton Capital and its successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. Except as provided in Section 4.1(b), the Guarantor may not delegate any of its duties under this Guarantee without the prior written consent of Sutton Capital. Upon notice to the Guarantor, Sutton Capital and its successors, assigns and transferees may assign its or their rights and benefits under this Guarantee to (i) any financial institutions providing financing to Sutton Capital in connection with the Property or Equipment or any trustee for such financial institutions, and (ii) any purchaser or transferee of all or a substantial portion of the rights and

                                    -- 6 --
interests of Sutton Capital and its successors, assigns or transferees in and to the Theatre Properties and Equipment.

         (b) If in connection with a Business Sale (i) either (A) the Lender shall assign to any Person the Lender's obligations under the Standby Credit Agreement or (B) the Lender shall transfer the capital stock of the Guarantor to any Person which is not an Affiliate of the Lender (whether by transfer of the stock of the Guarantor or any Subsidiary of the Lender which owns such stock, by merger of the Lender or any such Subsidiary of the Lender, or otherwise), and
(ii) a Suitable Replacement either assumes the Lender's obligations under the Standby Credit Agreement or executes and delivers to Sutton Capital a Guarantee substantially similar to this Guarantee (subject to such modifications as may be reasonably acceptable to Sutton Capital), this Guarantee shall be terminated and the Guarantor shall have no further liability hereunder with respect to Obligations thereafter arising.

4.2      NOTICES.

         All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 4.2. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                  If to Sutton Capital:

                           Sutton Capital, L.L.C.
                           120 North Robertson Blvd.
                           Los Angeles, California 90048
                           Attention: Ira Levin
                           Telecopier: (310) 855-8416

                  If to the Guarantor:

                           Citadel Cinemas, Inc.
                           c/o Reading International, Inc.
                           550 South Hope Street
                           Suite 1825
                           Los Angeles, California 90071

                                    -- 7 --
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                           Attention: Chief Financial Officer
                           Telecopier: (213) 239-0548

4.3      REMEDIES.

         The Guarantor stipulates that the remedies at law in respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guarantee are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise, in each case to the same extent as if the Guarantor were the Lender under the Standby Credit Agreement and/or the Intercreditor Agreement subject to the proviso in Section 2.1 hereof.

4.4      RIGHT TO DEAL WITH THE LENDER.

         At any time and from time to time, without terminating, affecting or impairing the validity of this Guarantee or the obligations of the Guarantor hereunder, Sutton Capital may deal with the Lender in the same manner and as fully and as if this Guarantee did not exist and shall be entitled, among other things, to grant the Lender, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for performance of or otherwise change the terms of performance or any part thereof contained in or arising under any Operative Document, or to waive any Obligation of the Lender to perform any act or acts as Sutton Capital may deem advisable.

4.5      SUBROGATION.

         The Guarantor will not exercise any rights which it may acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until the Termination Date. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held in trust for the benefit of Sutton Capital and shall forthwith be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents. If (a) the Guarantor shall make payment to Sutton Capital or any successor, assignee or transferee of Sutton Capital of all or any part of the Obligations and (b)the Termination Date occurs, Sutton Capital or any such successor, assignee or transferee of Sutton Capital will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

4.6      SURVIVAL OF REPRESENTATIONS, WARRANTIES, ETC.

         All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of Sutton Capital and shall continue in full force and effect until the Termination Date.

                                    -- 8 --

4.7      GOVERNING LAW.

         THIS GUARANTEE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. THE GUARANTOR AND SUTTON CAPITAL AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS GUARANTEE, AND THE RIGHTS AND DUTIES OF THE GUARANTOR AND SUTTON CAPITAL HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 51401 AND 51402 OF THE NEW YORK GENERAL OBLIGATIONS
LAW) IN ALL RESPECTS, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

4.8      CONSENT TO JURISDICTION.

         THE GUARANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTEE, AND TO THE EXTENT PRMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTINO OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE SUTTON CAPITAL OR ANY ASSIGNEE FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

4.9      WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTEE OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

         THE GUARANTOR AND SUTTON CAPITAL EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS GUARANTEE. THE GUARANTOR AND SUTTON CAPITAL ACKNOWLEDGE THAT THE PROVISIONS OF SECTIONS 4.7,
4.8 AND 4.9 HAVE

                                    -- 9 --

BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

4.10     SEVERABILITY.

         If any term of this Guarantee or any application thereof shall be invalid or unenforceable, the remainder of this Guarantee and any other application of such term shall not be affected thereby. Any term of this Guarantee may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and Sutton Capital.

4.11     COUNTERPARTS.

         This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

4.12     NO WAIVER.

         No delay on the part of Sutton Capital in exercising any power or right hereunder or under any Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall Sutton Capital be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which Sutton Capital may or will otherwise have. The Guarantor hereby agrees and acknowledges that to the extent in any instance claims under this Guarantee consist of claims for the payment of money only, Sutton Capital, at its sold option, shall have the right to bring a motion or proceeding under New York State Civil Practice Law and Rules Section 3213.

4.13     LIMITATIONS.

         In no event shall the Guarantor have any liability to Sutton Capital hereunder for any lost or prospective profits or any other special, punitive, exemplary, consequential, incidental or indirect losses or damages (in tort, contract or otherwise).

                            [Signature page follows]

                                    -- 10 --

         IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be executed and delivered as of the day and year first above written.

                                          GUARANTOR

                                          CITADEL CINEMAS, INC.

                                          By: /s/ S. Craig Tompkins
                                              ------------------------------
                                              Name: S. Craig Tompkins
                                               Title: Vice Chairman

Acknowledged and Agreed:

SUTTON CAPITAL

SUTTON HILL CAPITAL, L.L.C.

By: /s/ James D. Vandever
    ---------------------------------
    Name: James D. Vandever
    Title: Manager

                                    -- 11 --

                                    EXHIBIT A

                                  DEFINED TERMS

         "Affiliate" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. Notwithstanding the foregoing: (a) Sutton Capital and its Affiliates (the "Sutton Capital's Affiliates") shall not include the Guarantor and Lender and its Subsidiaries; and (b) the Guarantor and Lender and its Subsidiaries (including the Guarantor), on the one hand, and Sutton Capital and Sutton Capital's Affiliates, on the other hand, shall not be considered Affiliates of each other.

         "Business Sale" has the meaning set forth in the Operating Lease.

         "Insolvency or Liquidation Proceeding" means:

                  (a) The entry of a decree or order for relief in respect of the Lender by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Lender or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against the Lender of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or

                  (b) The commencement by the Lender of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Lender or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the taking of any action in furtherance of any of the foregoing.

          "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement dated as of July 28, 2000 as amended and restated as of January 29, 2002 as further amended and restated as of even date herewith between Sutton Hill Capital, Reading International, Inc. and Nationwide Theatres Corp., as the same may be amended, restated, modified, or supplemented from time to time.

         "Law" shall mean any law (including, without limitation, any environmental Law), treaty, statute, rule, regulation, ordinance, order, directive, code, interpretation, judgment, decree, injunction, writ, determination, award, permit, license, authorization, direction, requirement or

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


decision of or agreement with or by any governmental or governmental department, commission, board, court, authority, agency, official or officer having jurisdiction of the matter in question.

         "Lender" means Reading International, Inc. in its capacity as Lender under the Standby Credit Agreement, and in its capacity as a party to the Intercreditor Agreement, and, in each case, its successors and assigns.

         "Mortgage" means that certain first mortgage of even date herewith securing the Note.

         "Note" means that certain purchase money promissory note of even date herewith between Purchaser as payor and Guarantor as payee.

         "Obligations" means all obligations, covenants, and undertakings of Reading International, Inc. contained in the Operative Documents.

         "Omnibus Agreement" means that certain Omnibus Amendment Agreement dated as of even date herewith by and among Lender, Guarantor, Sutton Capital, Sutton Hill Associates and Nationwide Theater Corp.

         "Operating Lease" means the Amended and Restated Operating Lease Agreement dated as of July 28, 2000 as amended and restated as of January 29, 2002 and as further amended and restated as of even date herewith between Sutton Hill Capital, L.L.C., as Lessor, and Citadel Cinemas, Inc., as Lessee, as the same may be amended, restated, modified or supplemented from time to time.

         "Operative Documents" means the Standby Credit Agreement and each agreement, certificate or instrument delivered by the Lender pursuant to the terms of the Standby Credit Agreement, the Intercreditor Agreement and each agreement, certificate or instrument delivered by the Lender pursuant to the terms of the Intercreditor Agreement.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Purchaser" means collectively 205-209 East 57th Street Associates, LLC, its successors and assigns, including any title holding nominee that it may designate to hold title to the Sutton Property (as such term is defined in the Omnibus Agreement).

         "Standby Credit Agreement" means the Amended and Restated Standby Credit Agreement dated as of July 28, 2000, as amended and restated as of January 29, 2002, as further amended and restated as of even date herewith between Sutton Hill Capital, L.L.C. as Borrower and Reading International, Inc. as Lender, as the same may be amended, restated, modified or supplemented from time to time.

         "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate of which (or in which) more than 50% of:

                                    -- A-2 --

                  (a) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

                  (b) the interest in the capital or profits of such partnership or joint venture; or

                  (c)      the beneficial interest of such trust or estate

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

         "Suitable Replacement" has the meaning set forth in the Operating
Lease.

         "Termination Date" has the meaning set forth in the Omnibus Agreement.

                                    -- A-3 --